     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 4, 1997
                                                      REGISTRATION NO. 333-13101
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ------------------

                         POST-EFFECTIVE AMENDMENT NO. 1


                                     TO


                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ------------------



                          MEDICAL MANAGER CORPORATION
             (Exact name of registrant as specified in its charter)




             DELAWARE                            7373                           59-3396629
   (State or other jurisdiction       (Primary Standard Industrial           (I.R.S. Employer
of incorporation or organization)      Classification Code Number)          Identification Number)


                    3001 NORTH ROCKY POINT DRIVE - SUITE 100
                             TAMPA, FLORIDA  33607
                                 (813) 287-2990
              (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                             ------------------


                                  JOHN H. KANG
                                   PRESIDENT
                          MEDICAL MANAGER CORPORATION
                    3001 NORTH ROCKY POINT DRIVE - SUITE 100
                             TAMPA, FLORIDA  33607
                                 (813) 287-2990
              (Name and address, including zip code, and telephone
               number, including area code, of agent for service)

                             ------------------


                                   Copies to:

        Christopher T. Jensen, Esq.                     Peter J. Romeo, Esq.
       Morgan, Lewis & Bockius LLP                    Michael C. Williams, Esq.
            101 Park Avenue                            Hogan & Hartson L.L.P.
         New York, New York 10178                     555 Thirteenth Street, NW
              (212) 309-6000                             Washington, DC 20004
                                                            (202) 637-5600

                             ------------------

                 On September 30, 1996, the Registrant filed Registration Statement No. 333-13101 on Form S-1 with the Securities and Exchange Commission relating to the proposed sale by the Registrant of up to 6,900,000 shares of the Registrant's Common Stock. Only 6,000,000 shares were sold, as the representatives of the several underwriters did not exercise their over-allotment option, and 900,000 shares remain unsold. The Registrant hereby amends the Registration Statement to deregister the 900,000 shares that remain unsold.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Act of 1933, the Company has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, Florida, on the 4th day of March, 1997.


                                        MEDICAL MANAGER CORPORATION

                                        By: /s/ John H. Kang
                                            -----------------------------------
                                            John H. Kang
                                            President


                 Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.


         SIGNATURE             CAPACITY IN WHICH SIGNED                DATE
         ---------             ------------------------                ----


/s/  Michael A. Singer         Chairman of the Board             March 4, 1997
---------------------------      and Chief Executive Officer
Michael A. Singer                (Principal Executive Officer)



/s/  John H. Kang              President and Director            March 4, 1997
---------------------------
John H. Kang



/s/  Lee A. Robbins            Vice President and Chief          March 4, 1997
---------------------------      Financial Officer
Lee A. Robbins                   (Principal Financial and
                                 Accounting Officer)





                                     -2-